Net (Loss) Income Per Share	3 Months Ended
Mar. 31, 2021
Earnings per share [abstract]
Net (Loss) Income Per Share

14. Net (loss) income per share

The following table sets forth pertinent data relating to the computation of basic and diluted net (loss) income per share attributable to common shareholders.

	Three months ended
	March 31,
	2021	2020
	$	$
Net (loss) income	(1,445)	779
Basic weighted average number of shares outstanding	95,444,990	21,523,416
Net (loss) income per share (basic)	(0.02)	0.04

Dilutive effect of stock options and DSUs	—	337,000
Dilutive effect of warrants	—	—
Diluted weighted average number of shares outstanding	95,444,990	21,860,416
Net loss per share (diluted)	(0.02)	0.04

Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options and DSUs	679,400	208,357
Warrants	11,663,435	9,453,174

Net (loss) income per share is calculated by dividing net (loss) income by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options and warrants. In periods with reported net losses, all stock options and warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.